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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

              Advanced Environmental Recycling Technologies, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     paid previously. Identify the previous filing by registration statement
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CONTROL NUMBER.

SEC 1913 (11-01)

                             ADVANCED ENVIRONMENTAL
                          RECYCLING TECHNOLOGIES, INC.
                         914 N JEFFERSON STREET (72764)
                              POST OFFICE BOX 1237
                           SPRINGDALE, ARKANSAS 72765
                                 (479) 756-7400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, JULY 25, 2003

To the Stockholders:

     The annual meeting of stockholders of Advanced Environmental Recycling Technologies, Inc. will be held at the Northwest Arkansas Holiday Inn Convention Center, Springdale, Arkansas at 10:30 a.m., local time, Friday, July 25, 2003, to consider and act upon the following matters, all as more fully described in the accompanying proxy statement which is incorporated herein by this reference:

          1. To elect nine members to the board of directors to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualify.

          2. To ratify the appointment of Tullius Taylor Sartain & Sartain LLP as independent public accountants of the Company for the year ending December 31, 2003, and

          3. To transact such other business and to consider and take action upon any and all matters that may properly come before the annual meeting or any adjournment thereof.

     The board of directors has fixed the close of business on May 29, 2003, as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                          Sincerely,

                                          /s/ Marjorie S. Brooks

                                          Marjorie S. Brooks
                                          Secretary

June 20, 2003

     A proxy card and annual report of the Company for the year ended December 31, 2002, are enclosed. It is important that your shares be represented whether or not you attend the meeting. Registered stockholders can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient services appear on the proxy card. You can also vote your shares by marking your votes on the proxy card, signing and dating it and mailing it promptly using the envelope provided. Proxy votes are tabulated by an independent agent and reported at the annual meeting. The tabulating agent maintains the confidentiality of the proxies throughout the voting process. We hope that you can attend this meeting in person, but if you cannot do so please vote your proxy now.

                             YOUR VOTE IS IMPORTANT

                             ADVANCED ENVIRONMENTAL
                          RECYCLING TECHNOLOGIES, INC.
                         914 N JEFFERSON STREET (72764)
                              POST OFFICE BOX 1237
                           SPRINGDALE, ARKANSAS 72765
                                 (479) 756-7400

                                PROXY STATEMENT

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy is solicited on behalf of the board of directors of Advanced Environmental Recycling Technologies, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held at the Northwest Arkansas Holiday Inn Convention Center, Springdale, Arkansas, at 10:30 a.m. local time, Friday, July 25, 2003, and at any adjournments thereof. The notice of meeting, proxy statement and form of proxy are being mailed to stockholders on or about June 27, 2003.

     A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the meeting at any time prior to the voting thereof.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At May 29, 2003, there were 28,331,312 shares of Class A common stock, 1,465,530 shares of Class B common stock and 900 shares of Series B preferred stock issued and outstanding. There were also 1,860 shares of Series A and C preferred stock issued and outstanding, but these shares are non-voting except in those instances where Delaware law expressly requires otherwise. Each outstanding share of Class A common stock entitles the holder thereof to one vote on matters submitted to the stockholders and each share of Class B common stock entitles the holder thereof to five votes on matters submitted to the stockholders. The Series B preferred stock is entitled to vote on all matters submitted to a vote of stockholders and has voting rights of 2,500 votes per share of Series B preferred stock. The holders of record of the Class A common stock, Class B common stock and Series B preferred stock outstanding on May 29, 2003, the record date, will vote together as a single class on all matters submitted to stockholders and such other matters as may properly come before the annual meeting and any adjournments.

     The enclosed form of proxy provides a method for stockholders to withhold authority to vote for any one or more nominees (See "Election of Directors" for the method of withholding authority to vote for directors). By withholding authority, shares will not be voted either for or against a particular matter but will be counted for quorum purposes. Brokers' "non-votes" are not relevant to the determination of a quorum or whether the proposal to elect directors has been approved.

     The Company's officers and directors beneficially own approximately 34.8% of the currently outstanding shares of Class A common stock, 93.9% of the shares of Class B common stock and approximately 47.8% of the currently outstanding shares of preferred stock, and collectively owned shares representing approximately 42.8% of the votes entitled to be cast upon matters submitted at the annual meeting. Marjorie S. Brooks and corporations controlled by her own shares representing approximately 27.3% of the votes entitled to be cast and may be in a position to control the Company.

     The following table sets forth, as of May 29, 2003, certain information with regard to the beneficial ownership of the Company's capital stock by each holder of 5% or more of the outstanding stock, by each director of the Company, and by all officers and directors as a group:

NAME AND ADDRESS                   TITLE OF     NUMBER OF SHARES   PERCENTAGE OF CLASS      PERCENTAGE OF
OF BENEFICIAL OWNER                CLASS(1)       OF STOCK(2)      OUTSTANDING(2)(17)    VOTING POWER(2)(18)
-------------------               -----------   ----------------   -------------------   -------------------
Marjorie S. Brooks..............  Class A          11,570,410(3)          23.1%                 27.3%
  P. O. Box 1237                  Class B             837,588(4)          57.2%
  Springdale, AR 72765            Preferred-
                                    Series A              425(5)          15.4%
                                    Series B              400(5)          14.5%
Joe G. Brooks...................  Class A             938,397(6)           1.9%                  3.8%
  P. O. Box 1237                  Class B             284,396             19.4%
  Springdale, AR 72765
J. Douglas Brooks...............  Class A             935,573(7)           1.9%                  2.6%
  P. O. Box 1237                  Class B             131,051              8.9%
  Springdale, AR 72765
Jerry B. Burkett................  Class A             240,000(8)             *                     *
  P. O. Box 1237                  Class B              33,311              2.3%
  Springdale, AR 72765
Sal Miwa........................  Class A             481,963(9)           1.0%                    *
  P. O. Box 1237
  Springdale, AR 72765
Stephen W. Brooks...............  Class A             846,112(10)          1.7%                  2.1%
  P. O. Box 1237                  Class B              89,311              6.1%
  Springdale, AR 72765
Delbert E. "Pete" Allen, Jr.....  Class A           1,008,900(11)          2.0%                  1.6%
  P. O. Box 1237
  Springdale, AR 72765
Melinda Davis...................  Class A              85,800(12)            *                     *
  P. O. Box 1237                  Preferred-
  Springdale, AR 72765              Series A               80              2.9%
Michael M. Tull.................  Class A             220,413(13)            *                   2.0%
  P. O. Box 1237                  Preferred-
  Springdale, AR 72765              Series B              400             13.8%
Samuel L. "Tony" Milbank........  Class A             548,749(14)          1.1%                    *
  P. O. Box 1237                  Preferred-
  Springdale, AR 72765              Series A               15                *
Edward J. Lysen.................  Class A             311,000(15)            *                     *
  P. O. Box 1237
  Springdale, AR 72765
Jim Precht......................  Class A             207,700(16)            *                     *
  P. O. Box 1237
  Springdale, AR 72765
Officers and directors..........  Class A          17,395,017             34.8%                 42.8%
  as a group (twelve persons)     Class B           1,375,657             93.9%
                                  Preferred-
                                    Series A              520             18.8%
                                    Series B              800             29.0%

---------------

  *  Less than 1%

 (1) The Class B common stock is substantially identical to the Class A common stock, except that each share of Class B common stock has five votes per share and each share of Class A common stock has one vote per share. Each share of Class B common stock is convertible into one share of Class A common stock. Each share of Preferred Stock is convertible at the lower of $1.20 and the ten-trading day average of the Company's Class A common stock, and would be convertible into 925 shares of Class A common stock, based upon the trading price prevailing at May 29, 2003. The Series B Preferred Stock (900 shares) has voting rights of 2,500 votes per share. No other Preferred Stock carries any voting rights, except in those instances where Delaware law expressly requires otherwise.

 (2) Beneficial ownership of shares was determined in accordance with Rule 13d-3(d)(1) of the Exchange Act and included shares underlying outstanding warrants and options which the named individual had the right to acquire within sixty days of May 29, 2003 (July 28, 2003).

 (3) Includes 2,837,148 shares owned directly, 693,057 in trusts or corporations controlled by Mrs. Brooks, 1,150,000 shares issuable upon exercise of stock options, 3,000 shares issuable upon exercise of bonus warrants, 325,000 shares issuable upon exercise of Class C Warrants, 3,974,080 shares issuable upon exercise of Class F and Class G Warrants issued in connection with a private placement of Class A common stock in May of 1994, 1,771,792 shares issuable upon exercise of Class H Warrants, 323,000 shares issuable upon exercise of Series X and Y warrants owned directly and 493,333 shares issuable upon exercise of Series X and Series Y Warrants owned indirectly through two corporations controlled by Mrs. Brooks.

 (4) Includes 403,946 shares owned directly by Mrs. Brooks and 433,642 shares owned by two corporations controlled by Mrs. Brooks. (Razorback Farms, Inc. is the record owner of 312,320 shares and Southern Minerals and Fibers, Inc. is the record owner of 121,322 shares, representing approximately 21.3% and 8.3%, respectively, of the Class B common stock). Excludes additional shares owned by adult children of Mrs. Brooks, including Joe G. Brooks, Stephen W. Brooks and J. Douglas Brooks, as to which she disclaims a beneficial interest.

 (5) Includes 425 shares of Series A preferred stock owned directly and 400 shares of Series B Preferred Stock owned indirectly by Mrs. Brooks. Razorback Farms, Inc. is the record owner of 165 shares. Brooks Investment Company is the record owner of 235 shares.

 (6) Includes 607,400 shares owned directly, 4,500 shares owned as custodian for Joe G. Brooks' minor child, 38,205 shares owned as custodian for Brooks' Children's Trust, 1,500 shares issuable upon exercise of Bonus Warrants owned as custodian for Mr. Brooks' minor child, 38,250 shares issuable upon exercise of Bonus Warrants owned as custodian for Brooks' Children's Trust, 1,875 shares issuable upon exercise of Bonus Warrants owned directly and 246,667 shares issuable upon exercise of stock options.

 (7) Includes 313,212 shares owned directly, 84,741 shares owned indirectly, 7,620 shares issuable upon exercise of bonus warrants and 530,000 shares issuable upon exercise of stock options.

 (8) Includes 13,000 shares owned directly, 2,000 shares owned by Mr. Burkett as custodian for his minor child, 10,000 shares owned by a partnership controlled by Mr. Burkett and 215,000 shares issuable upon exercise of stock options.

 (9) Includes 3,000 shares owned directly and 478,963 shares issuable upon exercise of stock options.

(10) Includes 296,112 shares owned directly and 550,000 shares issuable upon exercise of stock options.

(11) Includes 438,590 shares owned directly, 350,936 shares owned indirectly, 160,000 Bonus warrants owned directly, 34,374 Bonus warrants owned indirectly, and 25,000 stock options.

(12) Represents 25,000 shares issuable upon exercise of stock options and 60,800 shares issuable upon exercise of Series X and Series Y warrants.

(13) Includes 120,413 shares owned directly and 100,000 shares issuable upon exercise of stock options.

(14) Includes 337,562 shares owned directly, 112,697 shares issuable upon exercise of Series X Warrants, 41,604 shares issuable upon exercise of Series Y Warrants, 31,886 shares issuable upon exercise of Class I Warrants, and 25,000 shares issuable upon exercise of stock options.

(15) Includes 11,000 shares owned directly and 300,000 shares issuable upon exercise of stock options.

(16) Includes 7,700 shares owned directly and 200,000 shares issuable upon exercise of stock options.

(17) Class A common stock beneficial ownership is calculated based on 50,011,564 shares outstanding as of May 29, 2003, which includes 21,680,252 shares which may be acquired through the exercise of outstanding options and warrants within 60 days of May 29, 2003. Class B common stock beneficial ownership is calculated based on 1,465,530 shares outstanding on May 29, 2003. Preferred stock beneficial ownership is calculated based on 2,760 shares outstanding on May 29, 2003.

(18) Calculated based on 61,311,277 shares outstanding on May 29, 2003, which includes voting rights on all classes of stock, options and warrants which can be acquired within 60 days of May 29, 2003.

     At May 29, 2003, there were 28,331,312 shares of Class A common stock and 1,465,530 shares of Class B common stock issued and outstanding. The previous table sets forth those directors, officers and 5% shareholders, as a group, beneficially owned shares representing approximately 42.8% of the votes entitled to be cast upon matters submitted to a vote of the Company's stockholders, and Marjorie S. Brooks and corporations controlled by her beneficially owned shares representing approximately 27.3% of the votes entitled to be cast and may be in a position to control the Company.

               DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The directors and executive officers of the Company are as follows:

NAME                                        AGE                    POSITION
----                                        ---                    --------
Joe G. Brooks.............................  48    Chairman of the board of directors,
                                                  co-chief executive officer and president
Sal Miwa..................................  46    Vice-chairman of the board of directors
Stephen W. Brooks.........................  46    Co-chief executive officer and director
J. Douglas Brooks.........................  43    Executive vice-president
Jim Precht................................  57    Executive vice-president -- sales and
                                                  marketing
Marjorie S. Brooks........................  67    Secretary, treasurer and director
Edward J. Lysen...........................  65    Chief financial officer
Jerry B. Burkett..........................  46    Director
Michael M. Tull...........................  49    Director
Samuel L. "Tony" Milbank..................  63    Director
Delbert E. "Pete" Allen, Jr. .............  61    Director
Melinda Davis.............................  60    Director

     The Company's board of directors elected JOE G. BROOKS as its chairman and the Company's co-chief executive officer in December 1998, and he has served as president since February 2000. Mr. Brooks has previously served as president and has been a director since the Company's inception in December 1988. He was also previously chairman and CEO from inception until August 1993. He was a member of Clean Texas 2000, appointed by then Governor George W. Bush in 1995.

     In December 1998, the Company's board of directors elected SAL MIWA as its vice-chairman. Mr. Miwa also served as chairman of the board between December 1995 and December 1998. He has been an outside director of the Company since January 1994. From 2000 to present, Mr. Miwa has been COO and director of RealRead Inc., an online document service company located in New York, New York. From 1995 to 2000, he was CEO/President of Seiwa Optical America Corp., an importer/distributor of electronic and optical components for the semiconductor industry. For more than 20 years Mr. Miwa has been engaged in various international businesses and serves on boards of several closely held family businesses around the world. He received his master's degree in Aerospace Engineering from the Massachusetts Institute of Technology.

     The Company's board of directors elected STEPHEN W. BROOKS as co-chief executive officer in December 1998. Mr. Brooks has served as its chief executive officer and has been a director since January 1996. Mr. Brooks was appointed CEO and chairman of the board of Razorback Farms, Inc. in January 1996. Razorback Farms is a Springdale, Arkansas based firm that specializes in vegetables processing. Mr. Brooks also serves on the board of the Ozark Food Processors Association.

     J. DOUGLAS BROOKS has served as executive vice-president and is in charge of raw material processing, research and development and sourcing. Mr. Brooks was vice-president of Plastics from 1995 through 1998, was previously project manager for AERT's polyethylene recycling program with The Dow Chemical Company, and is a joint inventor on several of AERT's process patents for recycling polyethylene film for composites.

     JIM PRECHT has served as executive vice-president of sales and marketing for the Company since February 2001. Mr. Precht was formerly general manager of Weyerhaeuser Building Materials' Pittsburgh Customer Service Center with 32-years of industry experience and has a dual reporting relationship to both AERT and Weyerhaeuser Building Materials.

     MARJORIE S. BROOKS has been secretary, treasurer and a director since the Company's inception in December 1988. Mrs. Brooks has served as secretary and treasurer of Brooks Investment Co., a holding company for the Brooks' family investments, for more than thirty years.

     EDWARD J. LYSEN joined AERT in April 1999 as chief financial officer. Mr. Lysen has over 30 years experience in financial management. Prior to entering the private sector, Mr. Lysen was a consultant in the Management Consulting Group, KPMG-Peat Marwick from 1966 to 1979. From 1979 to 1992, Mr. Lysen was senior vice-president, CFO and on the board of Tuesday Morning, Inc., a publicly traded retailer. From 1993 to 1996, he served as chairman of the board and CFO of Distribution Data Management Systems, a computer service provider in the office products industry. In 1996, Mr. Lysen entered the financial planning industry with AAL, a leading fraternal benefits society. From 1998 to 1999, he was the CFO of Hairston Roberson, a leading designer and manufacturer of women's fashion apparel. He has an MBA in Finance from Northwestern University and is a certified public accountant.

     JERRY B. BURKETT was appointed a director to the board of directors of the Company in May 1993. Mr. Burkett has been a rice and grain farmer since 1979 and has been a principal in other closely held businesses. He is the past president of the Arkansas County Farm Bureau. In April 2002, Mr. Burkett was elected to serve as a director of the Ag Heritage Farm Credit Services board.

     MICHAEL M. TULL was appointed a director to the board of directors of the Company in December 1998. Mr. Tull has served since 1990 as the president and majority owner of Tull Sales Corporation, a manufacturer's representative company, which professionally represents eight manufacturing companies and is responsible for sales and marketing of those companies' window and door related components in the southeastern Unites States. Mr. Tull serves on boards of several closely held family businesses and is the chairman and a board of director member of the National Wild Turkey Federation, which is one of the largest North American conservation organizations.

     SAMUEL L. "TONY" MILBANK was elected to the board of directors in July 2000. From 1997 to the present, Mr. Milbank has been a managing director of Zanett Securities Corporation, an investment advisory company focusing on small and microcap companies. From 1992 to 1996, Mr. Milbank was a senior vice-president and sales manager with Lehman Brothers, Inc. in New York, where he managed a team that provided interest rate and currency risk management for central banks and other official institutions. From 1973 to 1992, Mr. Milbank worked with Salomon Brothers, Inc. as a director and manager of the international department. Since 1990, Mr. Milbank has served as chairman of Milbank Memorial Fund, a private operating foundation (established in 1905), concerned with environmental and public health issues. He has a BS from Columbia University and a MBA in Finance from The Amos Tuck School of Business Administration at Dartmouth College.

     DELBERT E. "PETE" ALLEN, JR. was elected to the board of directors in July 2001. Currently, Mr. Allen is president of Allen Holding, Inc., an investment, finance and ranching enterprise. From 1970 to 1999, Mr. Allen was president and CEO of Allen Canning Co. He also served as a director of Allen Canning Co. from 1967 to 1999. Mr. Allen has served as director of Arkansas State Bancshares Inc. and Arkansas State Bank in Siloam Springs since 1971, and was recently named its chairman of the board. Mr. Allen is presently chairman emeritus and director of the National Food Processors Association (NFPA). He served the NFPA as chairman in 1983-1984 and has been a director in excess of thirty years. He is a past member of the

NFPA's executive committee. Mr. Allen is a director on the Agricultural Development Council-University of Arkansas. Mr. Allen is also past president and director of the Siloam Springs Hospital Board.

     MELINDA DAVIS was elected to the board of directors in July 2001. Since December 2000 to the present, Ms. Davis has provided professional consulting services in the areas of financial management and cost accounting for manufacturing operations. Ms. Davis retired as senior vice-president and treasurer from Allen Canning Co. in December 2000, after serving for 39 years in various accounting and financial management positions.

     JIM ROBASON is proposed for election to the board of directors at the 2002 Annual Meeting. Mr. Robason joined Allen Canning Co. in 1967. In 1974, Mr. Robason was appointed senior vice-president-operations until his retirement in 2002. As senior vice-president of operations with Allen Canning Co., he was responsible for the operation of twelve plants with plant managers and raw product procurement managers, as well as special projects engineering, reporting to him. He has a vast amount of knowledge in all phases of manufacturing including infrastructure, building, equipment and engineering; excellent management skills with focus on the full production arena from product procurement through the production process. Mr. Robason is a graduate of West Texas State University. Robason served on the executive committee and the Allen Canning profit sharing/retirement plan committee in addition to his operations responsibilities.

     Joe G. Brooks, Stephen W. Brooks and J. Douglas Brooks are brothers and sons of Marjorie S. Brooks. There are no other familial relationships between the current directors and executive officers.

     Each of the Company's directors has been elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

BOARD COMMITTEES AND MEETINGS

     During the Company's fiscal year ended December 31, 2002, the board of directors held 12 meetings. All directors attended 75% or more of the total number of meetings of the board of directors and its committees that he or she was required to attend.

     The audit committee of the board of directors consists of three outside directors of Jerry B. Burkett, Melinda Davis (chair) and Sal Miwa. The audit committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The audit committee met 6 times in 2002.

     The compensation and stock option committee consists of Marjorie S. Brooks, Samuel L. "Tony" Milbank (chair), and Michael M. Tull. The compensation and stock option committee establishes and administers the Company's stock option plans on behalf of the board of directors and approves stock options granted thereunder and reviews and advises the full board with respect to base salary and bonus and other compensation arrangements. The compensation and stock option committee met 4 times in 2002.

     The nominating committee consists of Samuel L. "Tony" Milbank and Michael
M. Tull (chair). The nominating committee evaluates the efforts of AERT and board of directors to maintain effective corporate governance practices. The committee identifies candidates for election to the board of directors. The nominating committee met 2 times in 2002.

                             AUDIT COMMITTEE REPORT

     The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference therein.

     The audit committee of AERT is composed of three non-employee directors, and each member of the committee is independent in accordance with the policy of the National Association of Security Dealers. The

Committee operates under a written charter adopted by the board of directors. A copy of newly adopted charter is attached to this proxy statement and filed as Appendix A.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to monitor and oversee the Company's financial reporting process and report its findings to the board of directors.

     The committee fulfills its responsibilities through periodic meetings with management and independent auditors. During the year 2003, the committee reviewed and discussed with management and independent auditors the audited financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2002. The committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees. In addition, the committee have received and reviewed the written disclosures and the letter from the independent auditors required by Standards No. 1, of the Independence Standards Board, Independence Discussions with Audit Committees, and have discussed with the auditors the auditors' independence.

     On the basis of these reviews and discussions, the audit committee recommended to the board of directors that the board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for the filing with the Securities and Exchange Commission.

     The audit committee has considered whether the provision of non-audit services by the independent auditors are compatible with maintaining auditor independence and has determined that Tullius Taylor Sartain & Sartain LLC ("Tullius Taylor") is compatible with maintaining auditor independence.

        Submitted by the audit committee
        Jerry B. Burkett
        Melinda Davis (chair)
        Sal Miwa

                             EXECUTIVE COMPENSATION

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT

     The following report of the compensation and stock option committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference therein.

     The compensation and stock option committee consists of Marjorie S. Brooks, Samuel L. "Tony" Milbank (chair) and Michael M. Tull. The compensation and stock option committee establishes and administers the Company's stock option plans on behalf of the board of directors and approves stock options granted thereunder and reviews and advises the full board with respect to base salary and bonus and other compensation arrangements.

     The overall compensation policy of the Company is to maximize stockholder return by combining annual and long-term compensation to executives based upon corporate and individual performance. Annual compensation is paid in the form of base salary, which is subjectively determined by the board based upon senior management's recommendation. Additionally, the board reserves the right to grant cash bonuses to executives, if the Company's performance so warrants. Long-term compensation to executives is built around the Company's stock option programs.

     Base salaries are reviewed and approved by the full board at the time an officer is hired and thereafter on a periodic basis as determined appropriate by the board and senior management. Base salaries are subjectively determined based upon a number of factors, including level and scope of responsibility, salaries paid for comparable positions at similarly situated companies and individual and corporate performance. In 2002, based on the committee recommendation and approval by the board of directors, our chairman and co-CEO, Joe G. Brooks' base annual salary was increased to $157,500 and he was given a $50,000 bonus. In determining the level of his compensation the Committee considered the relation of his contribution to the growth of AERT in 2002.

     The Company effects stock option grants from time-to-time as a mechanism for providing long-term, non-cash compensation to executives. The board believes that stock options are (especially in the context of an emerging growth company) an effective incentive for executives and managers to create value for the Company and its stockholders since the value of an option bears a direct relationship to appreciation in the Company's stock price. By utilizing stock-based compensation, the Company can focus much-needed cash flow, which would otherwise be paid out as compensation, back into the daily operations of the business. Individual stock option grants are subjectively determined based upon a number of factors, including individual performance and prior year's grants. Based upon these factors, during 2002 there were 530,000 options issued to purchase Class A common stock. All option grants were made at an exercise price equal to or greater than the fair market value of the underlying stock on the date of grant.

        Submitted by the board of directors and compensation and stock option committee

        Marjorie S. Brooks                  Delbert E. "Pete" Allen,   Jerry B. Burkett
        Samuel L. "Tony" Milbank (chair)    Jr.                        Melinda Davis
        Michael M. Tull                     Joe G. Brooks              Sal Miwa
                                            Stephen W. Brooks

                          NOMINATING COMMITTEE REPORT

     The following report of the nominating committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference therein.

     The nominating committee consists of Samuel L. "Tony" Milbank and Michael
M. Tull (chair). The nominating committee evaluates the efforts of AERT and board of directors to maintain effective corporate governance practices. The committee identifies candidates for election to the board of directors. The nominating committee has not established procedures for considering nominees recommended by stockholders.

     The primary functions of the nominating committee are:

     - Identify qualified candidates for election to the Board

     - Oversee the composition, structure and evaluation of the Board and its committees

     - Develop and maintain a set of corporate governance principles

     - Monitor and safeguard the independence of the Board

        Submitted by the nominating committee
        Samuel L. "Tony" Milbank
        Michael M. Tull (chair)

                             DIRECTOR COMPENSATION

     Non-employee directors do not receive cash compensation for serving on the Company's board of directors. However, such persons are reimbursed for out-of-pocket expenses in connection with their attendance at meetings. Directors are paid long-term compensation in the form of stock option grants under the Company's Non-Employee Director Stock Option Plan. Such plan provides for annual grants of options to purchase 25,000 shares of Class A common stock at the fair market value of said stock on the date of such grant.

                      SUMMARY EXECUTIVE COMPENSATION TABLE

     The following table sets forth the aggregate cash compensation paid by the Company during the three years ended December 31, 2002, to each executive officer of the Company whose aggregate cash compensation in 2002 exceeded $100,000, and to the chief executive officers.

                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                         ANNUAL COMPENSATION    ---------------------
NAME AND                                                ---------------------   SECURITIES UNDERLYING
PRINCIPAL POSITION                               YEAR   SALARY($)    BONUS($)      OPTIONS/SARS(#)
------------------                               ----   ---------    --------   ---------------------
Stephen W. Brooks..............................  2002          0           0                 0
  Co-CEO                                         2001          0           0                 0
                                                 2000          0           0                 0
Joe G. Brooks..................................  2002    201,154      51,500                 0
  Co-CEO                                         2001    105,000           0                 0
                                                 2000    105,000           0                 0
J. Douglas Brooks..............................  2002     82,769      17,500                 0
  Executive Vice President                       2001     77,404           0                 0
                                                 2000     75,000           0                 0
Jim Precht.....................................  2002     49,500(a)   68,915                 0
  Executive Vice President                       2001     45,375(a)   30,000           400,000
                                                 2000        n/a         n/a               n/a

---------------

(a) There is an agreement between AERT and Weyerhaeuser where each pays one-half of Mr. Precht's annual salary. The above accounts for AERT's portion of the annual salary

          AGGREGATED OPTION EXERCISES IN YEAR ENDED DECEMBER 31, 2002
                     AND OPTION VALUES AT DECEMBER 31, 2002

                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                OPTIONS AT                  OPTIONS AT
                               SHARES                      DECEMBER 31, 2002(#)        DECEMBER 31, 2002($)
                             ACQUIRED ON      VALUE      -------------------------   -------------------------
NAME                         EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                         -----------   -----------   -------------------------   -------------------------
Stephen W. Brooks..........       0             0                   550,000/0                321,300/0
Joe G. Brooks..............       0             0                   246,667/0                161,625/0
J. Douglas Brooks..........       0             0                   530,000/0                387,055/0
Jim Precht.................       0             0             200,000/200,000                      0/0

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002, regarding shares outstanding and available for issuance under the Company's existing stock option plans.

                                                                                      NUMBER OF SECURITIES
                                   NUMBER OF SECURITIES TO                           REMAINING AVAILABLE FOR
                                       BE ISSUED UPON          WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                   EXERCISE OF OUTSTANDING    EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                    OPTIONS, WARRANTS AND    OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
                                           RIGHTS            WARRANTS AND RIGHTS    REFLECTED IN COLUMN (A))
PLAN CATEGORY                                (A)                     (B)                       (C)
-------------                      -----------------------   --------------------   -------------------------
Equity compensation plans
  approved by security holders...         5,667,630                 $1.00                    402,205
Equity compensation plans not
  approved by security holders...                --                    --                         --
Total............................         5,667,630                 $1.00                    402,205

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The board of directors, as a whole, reviews and acts upon personnel policies and executive compensation matters, Joe G. Brooks and Stephen W. Brooks serve as executive officers of the Company; however, such individuals do not participate in compensation decisions or in forming compensation policies in which they have a personal interest, nor do they vote on any such matters.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires AERT's executive officers and directors, and persons who own more than ten-percent of a registered class of the Company's securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and National Association of Securities Dealers. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all forms filed pursuant to Section 16(a). Based on a review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 4 or Forms 5 were required for those persons, the Company believes that during the fiscal year ended December 31, 2002, all
Section 16(a) filing requirements were met.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2002, the Company had an agreement with an affiliate, Brooks Investment Co., controlled by Marjorie S. Brooks whereby the Company agreed to transfer certain of its trade receivables as collateral, which Brooks Investment Co. deemed acceptable, up to $2.5 million at any one time. Upon acceptance of a transfer of a receivable, Brooks Investment Co. remitted to the Company 85% of the receivable, as defined in the agreement. Upon collection of the receivable, the Company remitted to Brooks Investment Co. 0.8% of the receivable as a factoring charge, and the additional 14.2% of the receivable was remitted to the Company, less interest costs, which were based on the time period over which the receivable was outstanding. The Company indemnified Brooks Investment Co. for any loss arising out of rejections or returns of any merchandise, or any claims asserted by the Company's customers. During 2002, the Company transferred an aggregate of approximately $42.8 million in receivables under this agreement, of which $2.3 million remained to be collected as of December 31, 2002. During 2001 and 2000, the Company transferred an aggregate of approximately $34 million and $28.2 million, respectively, in receivables under this agreement, none of which remains to be collected. Costs of approximately $343,752, $517,349 and $470,794 associated with the factoring agreement were included in selling and administrative costs at December 31, 2002, 2001 and 2000, respectively.

     At December 31, 2002, accounts payable-related parties included advances on factored receivables of approximately $2.0 million and $300,000 relating to other items owed to related parties.

                     ITEM 1:  BOARD OF DIRECTORS PROPOSAL:
                             ELECTION OF DIRECTORS

     The bylaws of the Company provide that the number of directors constituting the board of directors shall be determined from time to time by resolution of the board of directors. The board of directors has set the number of directors at nine. The Company currently has nine directors and at the meeting nine directors are to be elected by the holders of shares of outstanding Class A and Class B common stock and Series B preferred stock voting together as a single class. To be elected, each director must receive a plurality of the votes cast at the annual meeting. All directors serve for a term of one year and until their successors are duly elected and qualified. Each outstanding share of Class A common stock entitles the holder thereof to one vote with respect to the election of each of the nine director positions to be filled, each outstanding share of Class B common stock entitles the holder thereof to five votes with respect to the election of each of the nine director positions to be filled, and each outstanding share of Series B preferred stock is entitled to 2,500 votes per share.

     The enclosed form of proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. If you wish to grant authority to vote for all nominees, check the box marked "FOR". If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD". If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the names(s) of the nominee(s) for whom you are withholding the authority to vote by drawing a line through the name(s) of such nominee(s). If you withhold authority to vote your shares, such vote will be treated as an abstention and accordingly your shares will neither be voted for or against a director but will be counted for quorum purposes.

     The nine nominees for director are: Joe G. Brooks, Marjorie S. Brooks, Stephen W. Brooks, Jerry B. Burkett, Melinda Davis, Samuel L. Milbank, Sal Miwa, Jim Robason, and Michael M. Tull. All of the nominees except for Jim Robason are presently directors of the Company. Joe G. Brooks is chairman, co-chief executive officer and president, Sal Miwa is vice-chairman of the board of the Company and Stephen W. Brooks is currently co-chief executive officer.

     THE ENCLOSED PROXY, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NINE NOMINEES NAMED ABOVE, UNLESS AUTHORITY TO VOTE IS WITHHELD. MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE NINE NOMINEES NAMED ABOVE.

     In the event one or more nominees become unavailable for election, votes will be cast, pursuant to authority granted by the enclosed proxy, for such substitute nominees as may be designated by the board of directors. The board of directors has no reason to believe that any nominee will be unable to serve, if elected.

                     ITEM 2:  BOARD OF DIRECTORS PROPOSAL:
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

INTRODUCTION

     The board's audit committee has selected Tullius Taylor Sartain & Sartain LLP to be the Company's independent auditors. Tullius Taylor has acted as the Company's independent auditors since 2001.

     Representatives of Tullius Taylor will attend the annual meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

REQUIRED VOTE

     Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the meeting. In the event that the Company's stockholders fail to ratify the appointment of Tullius Taylor, the selection of the Company's independent auditors will be submitted to the Company's board of directors for reconsideration.

     WE ARE ASKING YOU TO RATIFY THAT APPOINTMENT.

                            STOCK PERFORMANCE CHART

     This graph shows AERT's cumulative total stockholder return during the five fiscal years ended December 31, 2002, with the cumulative total returns of the Media General Industry Group 63-Materials and Construction and the Nasdaq Market Index. The comparison assumes $100 was invested on December 31, 1997 in AERT common stock and in each of the indices shown and assumes that all of the dividends were reinvested.

                     FIVE-YEAR CUMULATIVE TOTAL RETURNS(1)
                    VALUE OF $100 INVESTED AT YEAR-END 1997

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------
                        1997      1998      1999      2000      2001      2002
--------------------------------------------------------------------------------
 Advanced
  Environmental         $100     216.67    825.01    200.00    306.67    320.00
 Materials and
  Construction          $100     101.07     84.04     86.48     97.37     84.67
 Nasdaq Market Index    $100     141.04    248.76    248.76    124.64     86.94

                              INDEPENDENT AUDITORS

     A representative of Tullius Taylor Sartain & Sartain LLP, the Company's auditors for 2002 and the current year is expected to be in attendance at the annual meeting and will be afforded the opportunity to make a statement. The representative will also be available to respond to questions.

AUDITOR FEES

     The information below sets forth the fees that Tullius Taylor performed during the 2002 fiscal year for the Company for services provided in the following categories and amounts:

                                                               2002
                                                              -------
Audit fees..................................................  $81,500
Financial information systems design and implementation
  fees......................................................        0
All other fees..............................................    1,500
                                                              -------
  Total.....................................................  $83,000

                                 OTHER MATTERS

     The board does not intend to present any items of business other than those stated in the Notice of Annual meeting of Shareholders. If other matters are properly brought before the meeting, the persons named in the proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

                     COST AND METHOD OF PROXY SOLICITATION

     The Company will pay the cost of proxy solicitation. In addition to solicitation by mail, arrangements will be made with brokers and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will, upon request, reimburse them for their reasonable expenses in so doing. Officers and other regular employees of the Company may, if necessary, request the return of proxies by mail, telephone, Internet or in person.

                        ADDITIONAL INFORMATION AVAILABLE

     Upon written request of any stockholder, the Company will furnish, without charge, a copy of the Company's 2002 annual report on Form 10-K, as filed with the United States Securities and Exchange Commission, including the financial statements and schedules. The written request should be sent to the secretary, at the Company's executive office. The written request must state that as of May 29, 2003, the person making the request was a beneficial owner of capital stock of the Company.

     The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Marjorie S. Brooks, secretary of the Company, Post Office Box 1237, Springdale, Arkansas 72765, by registered, certified or express mail.

                             STOCKHOLDER PROPOSALS

     If you want to present a proposal for possible inclusion in the Company's 2003 proxy statement, send the proposal to Marjorie S. Brooks, secretary of the Company, Post Office Box 1237, Springdale, Arkansas 72765, by registered, certified or express mail. Proposal must be received on or before December 31, 2003.

     The foregoing Notice and Proxy Statement are sent by order of the board of directors.

                                          /s/ JOE G. BROOKS

                                          Joe G. Brooks
                                          Chairman

Dated: June 20, 2003

DATED: APRIL 7, 2003                                                  APPENDIX A

              ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.
                            AUDIT COMMITTEE CHARTER

                                      ROLE

     The Audit Committee of the Board of Directors provides assistance to the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting process of the company, and such other duties as directed by the Board. The Committee's role includes a particular focus on the quality of financial reporting to shareholders, and on the company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the company.

                                   MEMBERSHIP

     The Committee shall be appointed by the Board of Directors and shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member's independence. The chairperson shall be appointed by the full Board.

                            COMMUNICATIONS/REPORTING

     The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and the company's management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report to the full Board with respect to its meetings.

                                   EDUCATION

     The company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the company and other material as may be requested by the Committee. The company shall assist the Committee in maintaining appropriate financial literacy.

                                   AUTHORITY

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

                                RESPONSIBILITIES

     The Committee's specific responsibilities in carrying out its oversight role are outlined in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the summary of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

     The Committee relies on the expertise and knowledge of management, the internal auditors, and the public accounting firm in carrying out its oversight responsibilities. Management of the company is responsible for determining the company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the company's internal policies, procedures, and controls.

              ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

                   AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST

                                                                             WHEN PERFORMED
                                                                        AUDIT COMMITTEE MEETINGS
                                                                 --------------------------------------
                                                                 WINTER   SPRING   SUMMER   FALL   A/N*
                                                                 ------   ------   ------   ----   ----
 1.  The Committee will perform such other functions as                                             X
     assigned by law, the Company's charter or bylaws, or the
     Board of Directors.
 2.  The Committee shall have the power to conduct or authorize                                     X
     investigations into any matters within the Committee's
     scope of responsibilities. The Committee shall be
     empowered to retain independent counsel, accountants or
     others to assist it in the conduct of any investigation.
 3.  The Committee shall meet four times per year or more                                           X
     frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and
     provide pertinent information as necessary.
 4.  The agenda for Committee meetings will be prepared in         X        X        X       X      X
     consultation between the Committee chair (with input from
     the Committee members), Finance management, the General
     Auditor and the public accounting firm.
 5.  Provide an open avenue of communication between the                                            X
     internal auditors, the public accounting firm, Finance
     management and the Board of Directors. Report Committee
     actions to the Board of Directors with such
     recommendations, as the Committee may deem appropriate.
 6.  Review and update the Audit Committee Responsibilities                                  X
     Checklist annually.
 7.  Provide a report in the annual proxy that includes the                          X
     Committee's review and discussion of matters with
     management and the independent public accounting firm.
 8.  Include a copy of the Committee charter as an appendix to                                      X
     the proxy statement at least once every three years.
 9.  Appoint, approve the compensation of, and provide             X        X        X       X
     oversight of the public accounting firm.
10.  Review and approve the appointment or change in the                                            X
     General Auditor.
11.  Confirm annually the independence of the public accounting                      X
     firm, and quarterly review the firm's non-audit services
     and related fees.
12.  Verify the Committee consists of a minimum of three                                     X
     members who are financially literate, including at least
     one member who has financial sophistication.
13.  Review the independence of each Committee member based on                               X
     NASD and other applicable rules.
14.  Inquire of Finance management, the General Auditor, and                                        X
     the public accounting firm about significant risks or
     exposures and assess the steps management has taken to
     minimize such risk to the Company.

                                                                             WHEN PERFORMED
                                                                        AUDIT COMMITTEE MEETINGS
                                                                 --------------------------------------
                                                                 WINTER   SPRING   SUMMER   FALL   A/N*
                                                                 ------   ------   ------   ----   ----
15.  Review with the General Auditor, the public accounting        X
     firm and Finance Management the audit scope and plan, and
     coordination of audit efforts to assure Completeness of
     coverage, reduction of redundant efforts, the effective
     use of Auditor resources, and the use of independent
     public accountants other than the appointed auditors.
16.  Consider and review with the public accounting firm and the General Auditor:
     a.   The adequacy of the Company's internal controls                            X
          including computerized information system controls
          and security.
     Any related significant findings and recommendations of                         X
     the independent public accountants and internal audit
     together with management's response thereto.
17.  Review with Finance management any significant changes to                       X
     GAAP policies or standards.
18.  Review with Finance management and the public accounting                        X              X
     firm at the completion of the annual audit:
     a.   The Company's annual financial statements and related
          footnotes.
     b.   The public accounting firm's audit of the financial
          statements and its report thereon.
     c.   Any significant changes required in the public
          accounting firm's audit plan.
     d.   Any serious difficulties or disputes with management
          encountered during the course of the audit.
     e.   Other matters related to the conduct of the audit
          that are to be communicated to the Committee under
          generally accepted auditing standards.
19.  Review with Finance management and the public accounting                        X              X
     firm at least annually the Company's critical accounting
     policies.
20.  Review policies and procedures with respect to                                          X
     transactions between the Company and officers and
     directors, or affiliates of officers or directors, or
     transactions that are not a normal part of the Company's
     business.
21.  Consider and review with Finance management and the                                            X
     General Auditor:
     a.   Significant findings during the year and management's
          responses thereto.
     b.   Any difficulties encountered in the course of their
          audits, including any restrictions on the scope of
          their work or access to required information.
     c.   Any changes required in planned scope of their audit
          plan.
22.  The Chairman of the Audit Committee will participate in a     X        X        X       X
     teleconference meeting with Finance management and the
     public accounting firm prior to earnings release.
23.  Review the periodic reports of the Company with Finance       X        X        X       X
     management, the General Auditor and the public accounting
     firm prior to filing of the reports with the SEC.

                                                                             WHEN PERFORMED
                                                                        AUDIT COMMITTEE MEETINGS
                                                                 --------------------------------------
                                                                 WINTER   SPRING   SUMMER   FALL   A/N*
                                                                 ------   ------   ------   ----   ----
24.  In connection with each periodic report of the Company        X        X        X       X
     review
     a.   Management's disclosure to the Committee under
          Section 302 of the Sarbanes-Oxley Act.
     b.   The contents of the Chief Executive Officer and the
          Chief Financial Officer certificates to be filed
          under Sections 302 and 906 of the Act.
25.  Review filings (including interim reporting) with the SEC                                      X
     and other published documents containing the Company's
     financial statements and consider whether the information
     contained in these documents is consistent with the
     information contained in the financial statements before
     it is filed with the SEC or other regulators.
26.  Monitor the appropriate standards adopted as a code of                                  X      X
     conduct for AERT, Inc. Review with Finance management and
     Legal and Corporate Affairs the results of the review of
     the Company's monitoring Compliance with such standards
     and its compliance policies.
27.  Review legal and regulatory matters that may have a                                            X
     material impact on the financial statements, related
     Company compliance policies, and programs and reports
     received from regulators.
28.  Meet with the public accounting firm in executive session     X        X        X       X
     to discuss any matters that the Committee or the Public
     accounting firm believe should be discussed privately with the Audit Committee.
29.  Meet with the General Auditor in executive sessions to                 X                X
     discuss any matters that the Committee or the General
     Auditor believes should be discussed privately with the
     Audit Committee.
30.  Meet with Finance management in executive sessions to                                          X
     discuss any matters that the Committee or Finance
     management believes should be discussed privately with the
     Audit Committee.

---------------

* As Needed

              ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 25, 2003

         The undersigned hereby appoints Joe G. Brooks, as proxy, with full power to appoint his substitute, and hereby authorizes such proxy to represent and vote, as designated on this proxy, all shares of common stock of Advanced Environmental Recycling Technologies, Inc. held of record by the undersigned on the record date May 29, 2003 at the annual meeting of stockholders of the Company to be held at the Northwest Arkansas Holiday Inn Convention Center, Springdale, Arkansas on Friday, July 25, 2003 at 10:30 a.m., local time, and at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF


              ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

                                  July 25, 2003






                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


   o Please detach along perforated line and mail in the envelope provided. o




--------------------------------------------------------------------------------


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE                    [X]
--------------------------------------------------------------------------------

                                                                                                          FOR    AGAINST    ABSTAIN
1. Election of Directors:                                       2. Ratification of Tullius Taylor
                                                                   Sartain & Sartain LLP, independent     [ ]      [ ]        [ ]
                                                                   public accountants, as the
                                                                   Company's auditors.

                              NOMINEES:
[ ] FOR ALL NOMINEES          [ ] Joe G. Brooks
                              [ ] Marjorie S. Brooks            The undersigned acknowledges receipt of the formal notice of
                              [ ] Stephen W. Brooks             such meeting and the 2002 Annual Report of the Company.
[ ] WITHHOLD AUTHORITY        [ ] Jerry B. Burkett
    FOR ALL NOMINEES          [ ] Melinda Davis
                              [ ] Samuel L. Milbank
[ ] FOR ALL EXCEPT            [ ] Sal Miwa
    (See instructions below)  [ ] Jim Robason
                              [ ] Michael M. Tull



INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]



To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account     [ ]
may not be submitted via this method.

Signature of Stockholder                       Date:              Signature of Stockholder                     Date:
                         ---------------------      ------------                           -------------------       -------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
         If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF STOCKHOLDERS OF

               ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

                                  JULY 25, 2003

                            PROXY VOTING INSTRUCTIONS


MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                 - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from          COMPANY NUMBER
any touch-tone telephone and follow the
instructions.

Have your control number and proxy card                ACCOUNT NUMBER
available when you call.

                 - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and              CONTROL NUMBER
follow the on-screen instructions. Have your control number available when you access the web page.



   o Please detach along perforated line and mail in the envelope provided o
              IF you are not voting via telephone or the Internet.
--------------------------------------------------------------------------------


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE                 [x]
--------------------------------------------------------------------------------

                                                                                                          FOR    AGAINST    ABSTAIN
1. Election of Directors:                                       2. Ratification of Tullius Taylor
                                                                   Sartain & Sartain LLP, independent     [ ]      [ ]        [ ]
                                                                   public accountants, as the
                                                                   Company's auditors.

                              NOMINEES:
[ ] FOR ALL NOMINEES          [ ] Joe G. Brooks
                              [ ] Marjorie S. Brooks            The undersigned acknowledges receipt of the formal notice of
                              [ ] Stephen W. Brooks             such meeting and the 2002 Annual Report of the Company.
[ ] WITHHOLD AUTHORITY        [ ] Jerry B. Burkett
    FOR ALL NOMINEES          [ ] Melinda Davis
                              [ ] Samuel L. Milbank
[ ] FOR ALL EXCEPT            [ ] Sal Miwa
    (See instructions below)  [ ] Jim Robason
                              [ ] Michael M. Tull



INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]



To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account     [ ]
may not be submitted via this method.

Signature of Stockholder                       Date:              Signature of Stockholder                     Date:
                         ---------------------      ------------                           -------------------       -------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
         If signer is a partnership, please sign in partnership name by authorized person.